SEGMENT INFORMATION
                    TECHNE CORPORATION AND SUBISIDARIES
                (in thousands of $'s, except per share data)

                                                        Increase (Decrease)
                           Fiscal 2012                   From Fiscal 2011
                ----------------------------------  -------------------------
                 First Second  Third         % of   First Second Third
                  Qtr   Qtr     Qtr    YTD   Sales   Qtr   Qtr    Qtr    YTD
                ------ ------ ------ ------- -----  ----- ------ ----- ------
Sales           77,596 74,662 83,621 235,879  100%  9,651  6,954 7,350 23,955
Cost of sales   19,209 19,492 20,238  58,939   25%  3,859  4,165 4,297 12,321
                ------ ------ ------ ------- -----  ----- ------ ----- ------
Gross margin    58,387 55,170 63,383 176,940   75%  5,792  2,789 3,053 11,634

Gross margin
 percentage      75.2%  73.9%  75.8%   75.0%

SG&A expense    10,773 10,651  9,899  31,323   13%  3,160  2,224   604  5,988
R&D expense      6,667  6,837  7,122  20,626    9%     48    234   825  1,107
Interest income   (728)  (798)  (470) (1,996)  (1%)   119    222   597    938
Impairment loss      0      0  3,254   3,254    1%      0      0 3,254  3,254
Other non-
 operating ex.,
 net             1,175    607    373   2,155    1%    918    (91)  (48)   779
                ------ ------ ------ ------- -----  ----- ------ ----- ------
                17,887 17,297 20,178  55,362   23%  4,245  2,589 5,232 12,066
                ------ ------ ------ ------- -----  ----- ------ ----- ------
Earnings before
 income taxes   40,500 37,873 43,205 121,578   52%  1,547    200(2,179)  (432)
Income taxes    12,979 12,060 11,449  36,488   16%    399    921(2,871)(1,551)
                ------ ------ ------ ------- -----  ----- ------ ----- ------
                27,521 25,813 31,756  85,090   36%  1,148   (721)  692  1,119
                ====== ====== ====== ======= =====  ===== ====== ===== ======

Diluted earnings
 per share        0.74   0.70   0.86    2.30
Weighted average
 diluted shares
 outstanding    37,170 37,028 36,930  37,043





                                 BIOTECHNOLOGY  (1)
                               (in thousands of $'s)

                                                        Increase (Decrease)
                           Fiscal 2012                   From Fiscal 2011
                ----------------------------------  -------------------------
                 First Second  Third         % of   First Second Third
                  Qtr   Qtr     Qtr    YTD   Sales   Qtr   Qtr    Qtr    YTD
                ------ ------ ------ ------- -----  ----- ------ ----- ------
Sales           72,303 69,808 78,180 220,291  100%  9,262  6,728 7,060 23,050
Cost of sales   16,465 16,887 17,444  50,796   23%  3,624  4,267 4,145 12,036
                ------ ------ ------ ------- -----  ----- ------ ----- ------
Gross margin    55,838 52,921 60,736 169,495   77%  5,638  2,461 2,915 11,014

Gross margin
 percentage      77.2%  75.8%  77.7%   76.9%

SG&A expense     9,470  9,003  8,921  27,394   12%  2,984  2,144   995  6,123
R&D expense      6,469  6,624  6,924  20,017    9%     48    245   820  1,113
Interest income   (609)  (689)  (387) (1,685)  (1%)    53    129   484    666
Exchange loss/
 gain              524    105   (164)    465    0%  1,029     18    85  1,132
                ------ ------ ------ ------- -----  ----- ------ ----- ------
                15,854 15,043 15,294  46,191   21%  4,114  2,536 2,384  9,034
                ------ ------ ------ ------- -----  ----- ------ ----- ------
Pretax result   39,984 37,878 45,442 123,304   56%  1,524    (75)  531  1,980
                ====== ====== ====== ======= =====  ===== ====== ===== ======

(1) Includes R&D Systems' Biotechnology Division, R&D Systems Europe, BiosPacific, R&D China, Boston Biochem and Tocris.


                                   HEMATOLOGY
                             (in thousands of $'s)
                                                        Increase (Decrease)
                           Fiscal 2012                   From Fiscal 2011
                ----------------------------------  -------------------------
                 First Second  Third         % of   First Second Third
                  Qtr   Qtr     Qtr    YTD   Sales   Qtr   Qtr    Qtr    YTD
                ------ ------ ------ ------- -----  ----- ------ ----- ------
Sales            5,293  4,854  5,441  15,588  100%    389    226   290    905
Cost of sales    2,744  2,605  2,794   8,143   52%    235   (102)  152    285
                ------ ------ ------ ------- -----  ----- ------ ----- ------
Gross margin     2,549  2,249  2,647   7,445   48%    154    328   138    620

Gross margin
 percentage      48.2%  46.3%  48.7%   47.8%

SG&A expense       480    400    435   1,315    9%    152     64    (3)   213
R&D expense        198    213    198     609    4%     --    (11)    5     (6)
Interest income    (47)   (45)   (23)   (115)  (1%)     6     21    46     73
                ------ ------ ------ ------- -----  ----- ------ ----- ------
                   631    568    610   1,809   12%    158     74    48    280
                ------ ------ ------ ------- -----  ----- ------ ----- ------
Pretax result    1,918  1,681  2,037   5,636   36%     (4)   254    90    340
                ====== ====== ====== ======= =====  ===== ====== ===== ======


                             CORPORATE AND OTHER (2)
                               (in thousands of $'s)

                                                  Increase (Decrease)
                             Fiscal 2012           From Fiscal 2011
                  ---------------------------- ---------------------------
                   First Second  Third         First Second  Third
                    Qtr   Qtr     Qtr    YTD    Qtr   Qtr     Qtr    YTD
                  ------ ------ ------ ------- ----- ------  -----  ------
Interest income       72     64     60     196   (60)   (72)   (67)   (199)
Rental income        134    198    150     482    11     60     36     107
                  ------ ------ ------ ------- ----- ------  -----  ------
                     206    262    210     678   (49)   (12)   (31)    (92)

SG&A expense         823  1,248    543   2,614    24     16   (388)   (348)
Other-Building
 expenses            587    482    545   1,614    31    (49)   (41)    (59)
Other-Impairment
 losses                0      0  3,254   3,254     0      0  3,254   3,254
Other-Equity
 Investment losses   198    218    142     558  (131)     0    (56)   (187)
                  ------ ------ ------ ------- ----- ------  -----  ------
                   1,608  1,948  4,484   8,040   (76)   (33) 2,769   2,660
                  ------ ------ ------ ------- ----- ------  -----  ------
Pretax result     (1,402)(1,686)(4,274) (7,362)   27     21 (2,800) (2,752)
                  ====== ====== ====== ======= ===== ======  =====  ======



(2) Unallocated corporate expenses and Techne's share of losses related to investment in unconsolidated entities.